May 20, 2021 Brady Corporation F’21 Q3 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; raw material and other cost increases; difficulties in protecting our websites, networks, and systems against security breaches; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of Brady’s goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health issues and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2020 and subsequent Form 10-Q filings. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Tender Offer for Nordic ID Oyj

3

Nordic ID Overview:

- Finnish publicly-traded company.
- Anticipated purchase price of approximately USD 13M.
- Nordic ID has a complete range of RFID readers, scanners, and the associated software platform.

Strategic Rationale:

- The acquisition of Nordic ID provides a complementary product offering and helps complete Brady's RFID product offering.
- Nordic ID's technology, combined with Brady's leading market position in niche application industrial printers and materials make this an attractive combination to accelerate growth in industrial track-and-trace applications.



Handheld Readers



RFID Fixed Readers


NORDICID
00100054

RFID Reader Modules



RFID Antennas



RFID Enhancements

nordic id

BRADY

4Q3 F’21 Financial Summary • Sales were $295.5M in Q3 of F’21 compared with $265.9M in Q3 of F’20. – Organic sales grew 6.5% and foreign currency translation increased sales 4.6%. • Gross profit margin of 50.4% in Q3 of F’21 compared with 48.7% in Q3 of F’20. • SG&A expense of $90.8M (30.7% of sales) in Q3 of F’21 compared with $83.2M (31.3% of sales) in Q3 of F’20. • R&D expense of $11.3M (3.8% of sales) in Q3 of F’21 compared with $9.8M (3.7% of sales) in Q3 of F’20. • Income before income taxes and losses of unconsolidated affiliate increased 116% to $47.8M in Q3 of F’21 compared with $22.2M in Q3 of F’20. – Q3 of F’20 income before income taxes includes $13.8M of non-cash impairment charges. • Net income per Class A Diluted Nonvoting Common Share was $0.71 in Q3 of F’21 compared with $0.26 in Q3 of F’20. – Q3 of F’20 diluted EPS includes $0.21 of non-cash impairment charges and a higher-than- normal tax rate of 38.5%. • Net cash provided by operating activities increased 30.9% to $56.0M in Q3 of F’21 compared to $42.8M in Q3 of F’20.

5Sales Overview • Total sales increased 11.1%. • Organic sales increased 6.5%: • ID Solutions – Organic sales increase of 9.8%. • Workplace Safety – Organic sales decline of 2.2%. • 4.6% increase due to foreign currency translation. Q3 F’21 SALES: • ID Solutions – Organic sales continued to show sequential improvement in Q3 of F’21 and returned to year-over-year organic growth. • Workplace Safety – Organic sales decline primarily due to strong comparables due to the sale of Covid- related products in the prior year. Q3 F’21 SALES COMMENTARY: $293 $282 $290 $295 $287 $277 $266 $252 $277 $266 $296 $200 $225 $250 $275 $300 Q1 F'19 4.7% Q2 F'19 2.3% Q3 F'19 2.4% Q4 F'19 1.7% Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5%Organic Sales SALES (millions of USD)

Gross Profit Margin 6 • Gross profit margin of 50.4% compared to 48.7% in Q3 of F’20. • We continue to invest in automation and manufacturing efficiencies. • Efficiency gains, automation and selected price increases more than offset the negative impacts caused by input-cost inflation, product mix, and reduced sales volumes in our Workplace Safety business. Q3 F’21 – GROSS PROFIT MARGIN: $147 $140 $146 $147 $141 $139 $130 $119 $135 $130 $149 50.0% 49.5% 50.3% 49.6% 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 40% 45% 50% $100 $125 $150 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 7 • SG&A expense decreased as a percent of sales due to ongoing benefits from efficiency actions and increased sales more than offsetting increased compensation and foreign currency translation. • Sequentially, SG&A expense was up $8.6M compared to the second quarter of this year. This increase was primarily due to incremental investments in sales-generating resources, incentive-based compensation, and foreign currency. Q3 F’21 – SG&A EXPENSE: $95 $93 $95 $89 $90 $87 $83 $76 $83 $82 $91 32.3% 32.8% 32.7% 30.2% 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD)

R&D Expense 8 $11.3 $11.1 $11.4 $11.3 $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 3.9% 3.9% 3.9% 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 2.5% 3.0% 3.5% 4.0% $6.0 $8.0 $10.0 $12.0 $14.0 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) • We continue to invest in R&D to drive future organic sales growth. • Solid new product pipeline. • Focused on ensuring our R&D spend is both efficient and effective. INCREASING OUR INVESTMENT IN RESEARCH & DEVELOPMENT:Q3 F’21 – R&D EXPENSE:

9Income Before Income Taxes • Income before income taxes and losses of unconsolidated affiliate increased 115.7% to $47.8M in Q3 of F’21 compared to $22.2M in Q3 of F’20. • Q3 of F’20 income before income taxes was negatively impacted by $13.8M of non-cash impairment charges. Q3 F’21 - INCOME BEFORE INCOME TAXES AND LOSSES OF UNCONSOLIDATED AFFILIATE: INCOME BEFORE INCOME TAXES AND LOSSES OF UNCONSOLIDATED AFFILIATE (millions of USD) $39.9 $36.7 $41.0 $47.1 $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $10 $20 $30 $40 $50 Q1 F'19 14.8% Q2 F'19 4.8% Q3 F'19 10.8% Q4 F'19 4.1% Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Year on Year Growth

10Net Income & Diluted EPS • Net income was $37.3M in Q3 of F’21 compared to $13.6M in Q3 of F’20. • Diluted EPS was $0.71 in Q3 of F’21 compared to $0.26 in Q3 of F’20. • Q3 F’20 net income and diluted EPS were negatively impacted by the following: • $13.8M of impairment charges ($11.1M after tax). • Higher-than-normal income tax rate of 38.5% primarily due to an increase in valuation allowances against foreign tax credit carryforwards. Q3 F’21 – NET INCOME & DILUTED EPS: $0.58 $0.55 $0.65 $0.68 $0.70 $0.62 $0.26 $0.53 $0.64 $0.59 $0.71 $0.00 $0.20 $0.40 $0.60 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 NET INCOME PER CLASS A DILUTED SHARE $30.6 $29.2 $34.8 $36.6 $37.5 $33.6 $13.6 $27.7 $33.5 $30.9 $37.3 $0 $10 $20 $30 $40 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 NET INCOME (millions of USD)

11Cash Generation & Uses • Cash flow from operating activities was $56.0M in Q3 of F’21 compared to $42.8M in Q3 of F’20. • Free cash flow* was $49.1M in Q3 of F’21 compared to $34.3M in Q3 of F’20. • We returned $11.5M to our shareholders in the form of dividends in Q3 of F’21. • Cash generation continues to be robust and in excess of reported net income. CASH FLOWS IN Q3 OF F’21: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $18.8 $25.4 $52.7 $65.3 $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $0 $20 $40 $60 Q1 F'19 54% Q2 F'19 87% Q3 F'19 152% Q4 F'19 178% Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% % of Net Income (millions of USD) 3 Mos. Ended Apr. 30, 2021 3 Mos. Ended Apr. 30, 2020 9 Mos. Ended Apr. 30, 2021 9 Mos. Ended Apr. 30, 2020 Cash Balance - Beginning of Period 277.6$ 289.8$ 217.6$ 279.1$ Cash Flow from Operating Activities 56.0 42.8 154.9 95.9 Capital Expenditures (6.9) (8.5) (21.4) (21.6) Dividends (11.5) (11.3) (34.3) (34.4) Share Repurchases - (64.1) (3.6) (64.1) Effect of Exchange Rates on Cash 1.1 (9.2) 7.4 (9.0) Other 5.5 (0.6) 1.2 (7.0) Cash Balance - End of Period 321.8$ 238.9$ 321.8$ 238.9$

Net Cash 12 • April 30, 2021 cash = $321.8M. • Brady has no outstanding debt. • Balance sheet provides flexibility for future organic and inorganic investments. STRONG BALANCE SHEET: $138 $151 $188 $229 $245 $240 $190 $218 $256 $278 $322 $0 $50 $100 $150 $200 $250 $300 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 NET CASH (millions of USD)

13F’21 Diluted EPS Guidance Diluted EPS Guidance for the Year Ending July 31, 2021 $2.58 to $2.68 Implied Diluted EPS Guidance for $0.64 to $0.74 Q4 of F’21 (compares to $0.53 in Q4 of F’20) Guidance Assumptions: • Continued economic improvement and the successful roll-out of vaccines around the globe. • Low-teens organic sales growth in Q4 of F’21.

Q3 F’21 vs. Q3 F’20 (millions of USD) 14Identification Solutions • Revenues increased 12.9%: • Organic growth = + 9.8%. • Fx = + 3.1%. • Organic sales growth in all regions. • Expenses are well controlled due to sustainable efficiency activities as well as cost containment activities. • Segment profit as a percent of sales increased even though we have increased our innovation investments and are actively investing in sales- generating resources. Q3 F’21 SUMMARY: Q3 F’21 Q3 F’20 Change Sales $ 218.1 $ 193.2 + 12.9% Segment Profit 47.5 36.4 + 30.6% Segment Profit % 21.8% 18.8% + 300 bps $218 $209 $214 $222 $215 $205 $193 $171 $198 $194 $218 19% 18% 19% 21% 20% 20% 19% 18% 20% 20% 22% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 Q1 F'19 5.7% Q2 F'19 3.6% Q3 F'19 4.0% Q4 F'19 3.3% Q1 F'20 (0.2%) Q2 F'20 (1.3%) Q3 F'20 (8.2%) Q4 F'20 (21.7%) Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Organic Growth SALES & SEGMENT PROFIT % (millions of USD) • Improving market conditions. • Anticipate strong organic sales growth in Q4 of F’21. • Continued strong profitability and cash generation. OUTLOOK:

Q3 F’21 vs. Q3 F’20 (millions of USD) 15Workplace Safety • Revenues increased 6.4%: • Organic sales declined 2.2%. • Fx = + 8.6%. • Organic sales declined due to the North American business and Australia. • Europe experienced low-single digit organic sales growth in the quarter. • Segment profit increased due to the increased sales levels in the current year along with costs incurred in the prior year to address our cost structure. Q3 F’21 SUMMARY: Q3 F’21 Q3 F’20 Change Sales $ 77.4 $ 72.8 + 6.4% Segment Profit 5.7 4.4 + 29.2% Segment Profit % 7.3% 6.0% + 130 bps Organic Growth $75 $73 $76 $73 $72 $71 $73 $81 $79 $72 $77 7% 6% 8% 9% 7% 8% 6% 7% 10% 5% 7% 0% 2% 4% 6% 8% 10% $50 $75 $100 Q1 F'19 2.2% Q2 F'19 (0.9%) Q3 F'19 (1.6%) Q4 F'19 (2.6%) Q1 F'20 (0.8%) Q2 F'20 (1.0%) Q3 F'20 0.2% Q4 F'20 10.8% Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) SALES & SEGMENT PROFIT % (millions of USD) • Challenging comparables in Q4 of F’21 due to strong Covid-related product sales in the prior year. • Anticipate a continued slowdown in Covid-related product sales to be partially offset by increased core product sales. • Anticipate organic sales to decline in Q4 of F’21. OUTLOOK:

16Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com/investors